                                                                   EXHIBIT 10.21

                            INDEMNIFICATION AGREEMENT
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          INDEMNIFICATION AGREEMENT, dated as of October 29, 2001, by and among Kindred Healthcare, Inc. (formerly known as Vencor, Inc.), a Delaware corporation (the "Company"), and the director and/or officer of the Company whose name appears on the signature page of this Agreement ("Indemnitee").

                                    RECITALS
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     A. Highly competent persons are becoming more reluctant to serve publicly-held corporations as directors or officers or in other capacities unless they are provided with reasonable protection through insurance or indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the corporations.

     B. The Board of Directors of the Company (the "Board") has determined that the Company should act to assure its directors and officers that there will be increased certainty of such protection in the future.

     C. The Company's certificate of incorporation and bylaws, in each case as amended, provide that the Company shall indemnity its current directors and officers to the full extent permitted by Delaware law.

     D. It is reasonable, prudent and necessary for the Company contractually to obligate itself to indemnify its directors and officers to the fullest extent permitted by applicable law so that they will serve or continue to serve the Company free from undue concern that they will not be so indemnified.

     E. Indemnitee is willing to serve, to continue to serve and to take on additional service for or on behalf of the Company on the condition that Indemnitee be so indemnified.

                                    AGREEMENT
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          In consideration of the premises and the covenants contained herein, the Company and Indemnitee do hereby covenant and agree as follows:

          1.   Definitions.
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               (a) For purposes of this Agreement:

                     (i) "Affiliate" shall mean any corporation, partnership, joint venture, trust or other enterprise in respect of which Indemnitee is or was or will be serving as a director or officer directly or indirectly at the request of the Company, and including, but not limited to, service with respect to an employee benefit plan.

              (ii) "Disinterested Director" shall mean a director of the Company who is not or was not a party to the Proceeding in respect of which indemnification is being sought by Indemnitee.

              (iii) "Expenses" shall include, without limitation, all reasonable attorneys' fees and costs, retainers, court costs, transcripts, fees of experts, witness fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees and all other disbursements or expenses incurred in connection with asserting or defending claims.

              (iv) "Fines" shall include any excise taxes assessed on Indemnitee with respect to any employee benefit plan.

              (v) "Independent Counsel" shall mean a law firm or lawyer that neither is presently nor in the past year has been retained to represent:
(i) the Company or Indemnitee in any matter material to any such party or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder in any matter material to such other party. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any firm or person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's right to indemnification under this Agreement. All Expenses of the Independent Counsel incurred in connection with acting pursuant to this Agreement shall be borne by the Company.

              (vi) "Losses" shall mean all expenses, liabilities, losses and claims (including reasonable attorneys' fees and judgments, fines, excise taxes under the Employee Retirement Income Security Act of 1974, as amended from time to time, penalties and amounts to be paid in settlement) incurred in connection with any Proceeding.

              (vii) "Proceeding" shall include any threatened, pending or completed action, suit, arbitration, alternate dispute resolution mechanism, investigation, administrative hearing or any other proceeding, whether civil, criminal, administrative or investigative, and any appeal therefrom.

       (b) For purposes of this Agreement, a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement; the term "serving at the request of the Company" shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and references to the "Company" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify Indemnitee in its capacity as a director, officer, or employee or agent, so that Indemnitee shall stand in the same position under this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

          2. Service by Indemnitee. Indemnitee agrees to continue to serve the
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Company or any Affiliate as a director and/or officer. Notwithstanding anything contained herein, this Agreement shall not create a contract of employment between the Company and Indemnitee, and the termination of Indemnitee's relationship with the Company or an Affiliate by either party hereto shall not be restricted by this Agreement.

          3. Indemnification. The Company agrees to indemnify Indemnitee for,
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and hold Indemnitee harmless from and against, any Losses or Expenses at any time incurred by or assessed against Indemnitee arising out of or in connection with the service of Indemnitee as a director, officer, employee or agent of the Company or of an Affiliate (collectively referred to as an "Officer or Director of the Company") to the fullest extent permitted by the laws of the State of Delaware or any other applicable law in effect on the date hereof or as such laws may from time to time hereafter be amended to increase the scope of such permitted indemnification. Without diminishing the scope of the indemnification provided by this Section, the rights of indemnification of Indemnitee provided hereunder shall include but shall not be limited to those rights set forth hereinafter.

          4. Action or Proceeding Other Than an Action by or in the Right of
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the Company. Indemnitee shall be entitled to the indemnification rights provided
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herein if Indemnitee is a person who was or is made a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any Proceeding (other than an action by or in the right of the Company) by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company or any other entity which Indemnitee is or was or will be serving at the request of the Company or (b) anything done or not done by Indemnitee in any such capacity.

          5. Actions by or in the Right of the Company. Indemnitee shall be
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entitled to the indemnification rights provided herein if Indemnitee is a person who was or is a party or is threatened to be made a party to or is involved (including, without limitation, as a witness) in any Proceeding brought by or in the right of the Company to procure a judgment in its favor by reason of (a) the fact that Indemnitee is or was an Officer or Director of the Company or any Affiliate, or (b) anything done or not done by Indemnitee in any such capacity. Pursuant to this Section, Indemnitee shall be indemnified against Losses or Expenses incurred or suffered by Indemnitee or on Indemnitee's behalf in connection with the defense or settlement of any Proceeding if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or its stockholders. Notwithstanding the foregoing provisions of this Section, no such indemnification shall be made in respect of any claim, issue or matter as to which Delaware law expressly prohibits such indemnification by reason of an adjudication of liability of Indemnitee to the Company unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, Indemnitee is fairly and reasonably entitled to indemnity for such Losses and Expenses which the Court of Chancery or such other court shall deem proper.

          6.   Indemnification for Losses and Expenses of Party Who is Wholly or
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Partly Successful. Notwithstanding any other provision of this Agreement, to the
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extent that Indemnitee has been wholly successful on the merits or otherwise in any Proceeding referred to in Sections 3, 4 or 5 hereof on any claim, issue or matter therein, Indemnitee shall be indemnified against all Losses and Expenses incurred by Indemnitee or on Indemnitee's behalf in connection therewith. If Indemnitee is not wholly successful in such Proceeding but is successful, on the merits or otherwise, as to one or more but less than all claims, issues or matters in such Proceeding, the Company agrees to indemnify Indemnitee to the maximum extent permitted by law against all Losses and Expenses incurred by Indemnitee in connection with each successfully resolved claim, issue or matter. In any review or Proceeding to determine the extent of indemnification, the Company shall bear the burden of proving any lack of success and which amounts sought in indemnity are allocable to claims, issues or matters which were not successfully resolved. For purposes of this Section and without limitation, the termination of any such claim, issue or matter by dismissal with or without prejudice shall be deemed to be a successful resolution as to such claim, issue or matter.

          7.   Payment for Expenses of a Witness. Notwithstanding any other
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provision of this Agreement, to the extent that Indemnitee is, by reason of the fact that Indemnitee is or was an Officer or Director of the Company or any Affiliate, as the case may be, a witness in any Proceeding, the Company agrees to pay to Indemnitee all Expenses actually and reasonably incurred by Indemnitee or on Indemnitee's behalf in connection therewith.

          8.   Advancement of Expenses and Costs. All Expenses incurred by or on
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behalf of Indemnitee (or reasonably expected by Indemnitee to be incurred by Indemnitee within three months) in connection with any Proceeding shall be paid by the Company in advance of the final disposition of such Proceeding within twenty days after the receipt by the Company of a statement or statements from Indemnitee requesting from time to time such advance or advances, whether or not a determination to indemnify has been made under Section 9. Indemnitee's entitlement to such advancement of Expenses shall include those incurred in connection with any Proceeding by Indemnitee seeking an adjudication or award in arbitration pursuant to this Agreement. The financial ability of Indemnitee to repay an advance shall not be a prerequisite to the making of such advance. Such statement or statements shall reasonably evidence such Expenses incurred (or reasonably expected to be incurred) by Indemnitee in connection therewith and shall include or be accompanied by a written undertaking by or on behalf of Indemnitee to repay such amount if it shall ultimately be determined that Indemnitee is not entitled to be indemnified therefor pursuant to the terms of this Agreement.

          9.   Procedure for Determination of Entitlement to Indemnification.
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               (a) When seeking indemnification under this Agreement (which shall not include in any case the right of Indemnitee to receive payments pursuant to Section 7 and Section 8 hereof, which shall not be subject to this
Section 9), Indemnitee shall submit a written request for indemnification to the Company; provided, however, that no delay or failure on the part of the Indemnitee in notifying the Company shall relieve the Company from any obligation hereunder unless and solely to the extent the Company is materially and adversely prejudiced thereby. Determination of Indemnitee's entitlement to indemnification shall be made promptly, but in no event later than 60 days after receipt by the Company of Indemnitee's written request for indemnification. The Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise the Board that Indemnitee has made such request for indemnification.

               (b) The entitlement of Indemnitee to indemnification under this Agreement shall be determined, with respect to a person who is a director or officer at the time of such determination, in the specific case (1) by the Board of Directors by a majority vote of the Disinterested Directors, even though less than a quorum, or (2) by a committee of the Disinterested Directors designated by majority vote of the Disinterested Directors, even though less than a quorum, or (3) if there are no Disinterested Directors, or if such Disinterested Directors so direct, by Independent Counsel, or (4) by the stockholders. The entitlement of the Indemnitee to indemnification shall be determined with respect to any person who is not a director or officer at the time of such determination by any means reasonably determined by the Company.

               (c) In the event the determination of entitlement is to be made by Independent Counsel, such Independent Counsel shall be selected by the Board and approved by Indemnitee. Upon failure of the Board to so select such Independent Counsel or upon failure of Indemnitee to so approve, such Independent Counsel shall be selected by the American Arbitration Association of New York, New York or such other person as such Association shall designate to make such selection.

               (d) If a determination is made pursuant to Section 9(b) that Indemnitee is not entitled to indemnification to the full extent of Indemnitee's request, Indemnitee shall have the right to seek entitlement to indemnification in accordance with the procedures set forth in Section 10 hereof.

               (e) If a determination with respect to entitlement to indemnification shall not have been made within 60 days after receipt by the Company of such request, the requisite determination of entitlement to indemnification shall be deemed to have been made and Indemnitee shall be absolutely entitled to such indemnification, absent (i) misrepresentation by Indemnitee of a material fact in the request for indemnification or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

               (f) The termination of any Proceeding by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent,
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shall not, of itself, adversely affect the rights of Indemnitee to indemnification hereunder except as may be specifically provided herein, or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or its stockholders, or create a presumption that (with respect to any criminal action or proceeding) Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful.

               (g) For purposes of any determination of good faith hereunder, Indemnitee shall be deemed to have acted in good faith if in taking such action Indemnitee relied on the records or books of account of the Company or an Affiliate, including financial statements, on information supplied to Indemnitee by the officers of the Company or an Affiliate in the course of their duties, on the advice of legal counsel for the Company or an Affiliate or on information or records given or reports made to the Company or an Affiliate by an independent certified public accountant or by an appraiser or other expert selected with reasonable care. The Company shall have the burden of establishing the absence of good faith. The provisions of this Section 9(g) shall not be deemed to be exclusive or to limit in any way the other circumstances in which Indemnitee may be deemed to have met the applicable standard of conduct set forth in this Agreement.

               (h) The knowledge and/or actions, or failure to act, of any other director, officer, agent or employee of the Company or an Affiliate shall not be imputed to Indemnitee for purposes of determining the right to indemnification under this Agreement.

          10.  Remedies in Cases of Determination Not to Indemnify or to Advance
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     Expenses.
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               (a) In the event that (i) a determination is made that Indemnitee is not entitled to indemnification hereunder, (ii) advances are not made pursuant to Section 8 hereof or (iii) payment has not been timely made following a determination of entitlement to indemnification pursuant to Section 9 hereof, Indemnitee shall be entitled to seek a final adjudication in the Court of Chancery of the State of Delaware (or other court to the extent permitted by the Delaware General Corporation Law) of Indemnitee's entitlement to such indemnification or advance.

               (b) In the event a determination has been made in accordance with the procedures set forth in Section 9 hereof, in whole or in part, that Indemnitee is not entitled to indemnification, any judicial proceeding or arbitration referred to in Section 10(a) shall be de novo and Indemnitee shall
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not be prejudiced by reason of any such prior determination that Indemnitee is not entitled to indemnification.

               (c) If a determination is made or deemed to have been made pursuant to the terms of Section 9 or 10 hereof that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding or arbitration in the absence of (i) a misrepresentation of a material fact by Indemnitee or (ii) a final judicial determination that all or any part of such indemnification is expressly prohibited by law.

               (d) To the extent deemed appropriate by the court, interest shall be paid by the Company to Indemnitee at a reasonable interest rate for amounts which the Company indemnifies or is obliged to indemnify Indemnitee for the period commencing with the date on which Indemnitee requested indemnification (or reimbursement or advancement of any Expenses) and ending with the date on which such payment is made to Indemnitee by the Company.

          11.  Expenses Incurred by Indemnitee to Enforce this Agreement. All
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Expenses incurred by Indemnitee in connection with the preparation and submission of Indemnitee's request for indemnification hereunder shall be borne by the Company. In the event that Indemnitee is a party to or intervenes in any Proceeding in which the validity or enforceability of this Agreement is at issue or seeks an adjudication to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement, Indemnitee, if Indemnitee prevails in whole in such action, shall be entitled to recover from the Company, and shall be indemnified by the Company against, any Expenses incurred by Indemnitee. If it is determined that Indemnitee is entitled to indemnification for part (but not all) of the indemnification so requested, Expenses incurred in seeking enforcement of such partial indemnification shall be reasonably prorated among the claims, issues or matters for which Indemnitee is entitled to indemnification and for claims, issues or matters for which Indemnitee is not so entitled.

                  12. Non-Exclusivity. The rights of indemnification and to
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receive advances as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under any law, certificate of incorporation, by-law, other agreement, vote of stockholders or resolution of directors or otherwise, both as to action in Indemnitee's official capacity and as to action in another capacity while holding such office. To the extent Indemnitee would be prejudiced thereby, no amendment, alteration, rescission or replacement of this Agreement or any provision hereof shall be effective as to Indemnitee with respect to any action taken or omitted by such Indemnitee in Indemnitee's position with the Company or an Affiliate or any other entity which Indemnitee is or was serving at the request of the Company prior to such amendment, alteration, rescission or replacement.

                  13. Duration of Agreement. This Agreement shall apply to any
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claim asserted and any Losses and Expenses incurred in connection with any claim asserted on or after the date on which Indemnitee began to occupy any of the positions or have any of the relationships described in Section 3, 4 or 5 hereof and shall continue until and terminate upon the later of: (a) ten years after Indemnitee has ceased to occupy any of the positions or have any of the relationships described in Section 3, 4 or 5 hereof; or (b) one year after the final termination of all pending or threatened Proceedings of the kind described herein with respect to Indemnitee. This Agreement shall be binding upon the Company and its respective successors and assigns and shall inure to the benefit of Indemnitee and Indemnitee's spouse, assigns, heirs, devisee, executors, administrators or other legal representatives.

                  14. Maintenance of D&O Insurance.
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                      (a) The Company hereby covenants and agrees with Indemnitee that, so long as Indemnitee shall continue to serve as an Officer or Director of the Company and thereafter so long as Indemnitee shall be subject to any possible claim or threatened, pending or completed Proceeding, whether civil, criminal or investigative, by reason of the fact that Indemnitee was an Officer or Director of the Company or any other entity which Indemnitee was serving at the request of the Company, the Company shall maintain in full force and effect (i) the directors' and officers' liability insurance issued by the insurer and having the policy amount and deductible as currently in effect with respect to directors and officers of the Company or any of its subsidiaries and
(ii) any replacement or substitute policies issued by one or more reputable insurers providing in all respects coverage at least comparable to and in the same amount as that currently provided under such existing policy (collectively, "D&O Insurance").

                      (b) In all policies of D&O Insurance, the officers and directors of the Company shall be named as insureds in such a manner as to provide Indemnitee the same rights and benefits, subject to the same limitations, as are accorded to the Company's directors or officers most favorably insured by such policy.

                      (c) Notwithstanding anything to the contrary set forth in
(a) above, the Company shall have no obligation to maintain D&O Insurance if the Company determines in good faith that such insurance is not reasonably available, the premium cost for such insurance is disproportionate to the amount of coverage provided or the coverage provided by such insurance is limited by exclusions so as to provide an insufficient benefit.

                  15. Severability. Should any part, term or condition hereof be
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declared illegal or unenforceable or in conflict with any other law, the validity of the remaining portions or provisions hereof shall not be affected thereby, and the illegal or unenforceable portions hereof shall not be considered to be a part hereof, while leaving the remaining portions hereof intact.

                  16. Counterparts.  This Agreement may be executed in several
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counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

                  17. Headings.  Section headings are for convenience only and
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do not control or affect meaning or interpretation of any terms or provisions hereof.

                  18. Modification and Waiver.  No supplement, modification or
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amendment of this Agreement shall be binding unless executed in writing by each of the parties hereto.

                  19. No Duplicative Payment. The Company shall not be liable
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under this Agreement to make any payment of amounts otherwise indemnifiable hereunder if and to the extent that Indemnitee has otherwise actually received such payment (net of Expenses incurred in collecting such payment) under any insurance policy, contract, agreement or otherwise.

                  20. Notices. All notices, requests, demands and other
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communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed, enclosed in a registered or certified postpaid envelope, in any general or branch office of the United States Postal Service, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

                  (a) If to Indemnitee, to the address appearing on the
                      signature page hereof.

                  (b) If to the Company, to:

                      Kindred Healthcare, Inc.
                      680 South Fourth Street
                      Louisville, KY  40202
                      Attention: Senior Vice President and General Counsel

                  21. Governing  Law. The parties agree that this Agreement
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shall be governed by, and construed and enforced in accordance with, the internal laws of the State of Delaware without regard to its conflicts of law rules.

                  22. Entire Agreement. Subject to the provisions of Section 12
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hereof, this Agreement constitutes the entire understanding between the parties and supersedes all proposals, commitments, writings, negotiations and understandings, oral and written, and all other communications between the parties relating to the subject matter hereof. This Agreement may not be amended or otherwise modified except in writing duly executed by all of the parties. A waiver by any party of any breach or violation of this Agreement shall not be deemed or construed as a waiver of any subsequent breach or violation thereof.

                  23. Other Agreements. The Company hereby agrees with and
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represents to Indemnitee that all of its directors and officers who enter into indemnification agreements with the Company will enter into agreements with the same terms and conditions as this Agreement. Further, the Company hereby agrees and represents that to the extent any of the directors and officers enter into indemnification agreements with terms more favorable to such directors and officers, this Agreement shall be amended (and shall be deemed to be amended) to reflect such terms.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                KINDRED HEALTHCARE, INC.


                                By:____________________________________
                                     Name: Richard A. Lechleiter
                                     Title: Vice President, Finance, Corporate
                                Controller and Treasurer



                                INDEMNITEE


                                Name:__________________________________